Nationwide Life Insurance Company: • Nationwide Variable Account - 7

Prospectus supplement dated May 25, 2007 to
Prospectus dated May 1, 2007

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Your prospectus offers the following underlying mutual funds as an investment options under your contract.  Effective May 31, 2007, these underlying mutual funds have changed names as indicated below.

OLD NAME	NEW NAME
STI Classic Variable Trust – Capital Appreciation Fund	STI Classic Variable Trust – Large Cap Growth Stock Fund
STI Classic Variable Trust – Large Cap Relative Value Fund	STI Classic Variable Trust – Large Cap Core Equity Fund
STI Classic Variable Trust – Mid-Cap Equity Fund	STI Classic Variable Trust – Mid-Cap Core Equity Fund

PRO-0015-7